Leases (Tables)	6 Months Ended
Jun. 30, 2026
Presentation of leases for lessee [abstract]
Summary of Timing of Future Cash Payments of Lease Liabilities based on Contractual Undiscounted Cash Flows

The table below summarizes the timing of future cash payments of the Group’s lease liabilities based on contractual undiscounted cash flows as of June 30, 2026. The table below excludes amounts for executed lease agreements not yet commenced as of June 30, 2026, for underlying assets which the Group had not yet obtained the right to control the use.

June 30, 2026
(in USD and thousands)
3 months or less	$9,400
4 to 12 months	35,866
1 to 5 years	142,628
Over 5 years	233,897
Total	$421,791